UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 12, 2015 (Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Summit Lake Drive, Suite 100

Valhalla, New York 10595

(Address of principal executive offices)

914-345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

Juergen Stark, Chief Executive Officer of Turtle Beach Corporation (the “Company”), and John Hanson, Chief Financial Officer of Turtle Beach Corporation, are presenting at the 17th Annual ICR XChange Conference on Tuesday, January 13, 2015 at 10:30 a.m. and at the 17th Annual Needham Growth Conference on Wednesday, January 14, 2015 at 3:30 p.m. The presentation is attached as Exhibit 99.1 hereto.

The information in this report is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 17 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 – Other Events.

On January 12, 2015, the Company issued a press release updating its full year sales outlook, a copy of which is filed herewith as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Turtle Beach Corporation Presentation at ICR XChange Conference and Needham Growth Conference.

99.2	Press release dated January 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2015	TURTLE BEACH CORPORATION

By:
/s/ John T. Hanson
John T. Hanson
Chief Financial Officer